                                                                    EXHIBIT 10.1


                FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                -----------------------------------------------

     FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 9, 1997, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA ILLINOIS, BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement, and the Banks agree to grant certain consents, in each case as herein provided;

     NOW, THEREFORE, it is agreed:


I.   Amendments and Consents to Become Effective on the Slovenian Acquisition
     ------------------------------------------------------------------------
     Effective Date.
     --------------

     1. Section 8.01(i) of the Credit Agreement is hereby amended by deleting the amount "$40,000,000" appearing in clause (vii) of said Section and inserting in lieu thereof the amount "$70,000,000".

     2.  Notwithstanding any contrary provision contained in clause (v) of
Section 8.01(i) of the Credit Agreement, the Borrower may effect the Slovenian Acquisition as a Permitted Acquisition under the Credit Agreement so long as (A) the Slovenian Acquisition is consummated in accordance with all of the requirements of Section 8.01(i) of the Credit Agreement (other than the requirements of clause (v) of said Section) and (B) (i) upon the consummation of the initial stage of the Slovenian Acquisition, the Borrower owns at least 40% of the capital stock of Slovenian Subsidiary, (ii) within one year following the Slovenian Acquisition Effective Date, the Borrower owns at least a majority of the capital stock of the Slovenian Subsidiary and (iii) within two years following the Slovenian Acquisition Effective Date, the Borrower owns at least 90% of the capital stock of the Slovenian Subsidiary.

     3.  Notwithstanding anything to the contrary contained in Section 8.01 or 8.05 of the Credit Agreement, the Borrower may effect a transfer of accounts receivable to, and/or make a cash investment in, AMESPACE, Inc. (the "AMESPACE Investment"), so long as (i) the sum of (x) the aggregate amount of the accounts receivable transferred pursuant to the AMESPACE Investment (determined on a face value basis) plus (y) the amount of cash invested pursuant to the AMESPACE
             ----
Investment, does not exceed $30,000,000 and (ii) within 30 days following the AMESPACE Investment, the Divestiture (as defined in Part II, Section 9 of this Amendment) is consummated in accordance with the Divestiture Documents (as defined in Part II, Section 9 of this Amendment) and all applicable law.

     4. Section 10 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

     "First Amendment" shall mean the First Amendment and Consent to this Agreement, dated as of May 9, 1997.

     "Slovenian Acquisition" shall mean the acquisition by the Borrower of the capital stock of the Slovenian Subsidiary in accordance with the terms of the documentation governing the same, this Agreement and all applicable law.

     "Slovenian Acquisition Effective Date" shall have the meaning provided in the First Amendment.

     "Slovenian Subsidiary" shall mean DOMEL, Elektromotorji in gospodinjski aparati d.d., Zelezniki, a corporation organized under the laws of Slovenia.

     5. Schedule I, Part A to the Credit Agreement is hereby deleted in its entirety and replaced with a revised Schedule I, Part A in the form of Schedule I, Part A attached hereto. On the Slovenian Acquisition Effective Date, there shall be an automatic adjustment to the participations by the Banks in all outstanding Letters of Credit and Unpaid Drawings to reflect the new Percentages of the Banks.


II.  Amendments and Consents to Become Effective on the Divestiture Effective
     ------------------------------------------------------------------------
     Date.
     ----

     I. Section 1.04(a) of the Credit Agreement is hereby amended by (x) deleting the text "(I)" appearing in the proviso to clause (ii) of said Section,
(y) deleting the word "and" appearing at the end of clause (I) of the proviso to clause (ii) of said Section and (z) deleting clause (II) of the proviso to clause (ii) of said Section in its entirety.

     2. Section 1.10 of the Credit Agreement is hereby amended by deleting clause (vii) of said Section in its entirety and inserting in lieu thereof the text "[intentionally deleted]."

     3. Section 3.02 of the Credit Agreement is hereby amended by (i) deleting the comma at the end of clause (x) of the proviso appearing in said Section and inserting the word "and" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (y) of the proviso appearing in said Section and (iii) deleting clause (z) of the proviso appearing in said Section in its entirety.

     4. Section 3.03 of the Credit Agreement is hereby amended by deleting clause (b) of said Section in its entirety and inserting in lieu thereof the text "[Intentionally Omitted]."

     5. Section 8.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (i) of said Section, (ii) deleting the period at the end of clause (j) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (k) at the end of said Section:

     "(k) the Borrower may contribute the Contributed Assets to New AMETEK in accordance with the provisions of the Contribution Agreement, so long as promptly after giving effect to such contribution, the Divestiture is consummated in accordance with the Divestiture Documents and all applicable law."

     6. Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (q) of said Section, (ii) deleting the period at the end of clause (r) of said Section and (iii) inserting the following new clauses (s) and (t) at the end of said Section:

     "(s) additional unsecured Indebtedness of the Borrower incurred and outstanding solely on the Divestiture Effective Date prior to assumption of the Obligations hereunder by New AMETEK pursuant to the Assumption Agreement, so long as (i) the aggregate principal amount thereof incurred and outstanding in accordance with the limitations provided above does not exceed $25,000,000, (ii) such Indebtedness is evidenced by the Retained Promissory Note and (iii) the proceeds thereof are used by the Borrower to repay outstanding Revolving Loans on the Divestiture Effective Date and for general corporate purposes; and

     "(t)  Indebtedness of New AMETEK consisting of the Interim Guaranty."

     7. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (c) of said Section, (ii) deleting the period at the end of clause (d) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (e) at the end of said Section:

     "(e) promptly following the contribution of assets to New AMETEK contemplated by Section 8.01(k), the Borrower may distribute all of the capital stock of New AMETEK to the Borrower's common stockholders in contemplation of the Merger (the "Spin-Off"), so long as (i) the Spin-Off is consummated in accordance with the Spin-Off Documents and all applicable law and (ii) immediately after giving effect to the Spin-Off, the Merger is consummated in accordance with the Merger Documents and all applicable law."

     8. The definition of "Consolidated Fixed Charges" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the parenthetical appearing in clause (iv) of said definition in its entirety.

     9. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Final Maturity Date", "Scheduled Commitment Reduction" and "Scheduled Commitment Reduction Date" appearing in said Section in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

     "Assumption Agreement" shall mean the Assumption Agreement in the form of Exhibit A to the First Amendment, executed by the Borrower and New AMETEK on the Divestiture Effective Date.

     "Contributed Assets" shall have the meaning provided such term in the Contribution Agreement.

     "Contribution Agreement" shall mean the Contribution and Distribution Agreement, dated as of February 5, 1997, between the Borrower and New AMETEK, as in effect on the Divestiture Effective Date.

     "Culligan" shall mean Culligan Water Technologies, Inc., a Delaware corporation.

     "Divestiture" shall mean and include (i) the Spin-Off, (ii) the Merger and
(iii) the other transactions contemplated by Part II of the First Amendment in connection with the Spin-Off and the Merger (including, without limitation, the issuance of the Interim Guaranty, the incurrence of the Retained Indebtedness and the repayment of Revolving Loans with the proceeds thereof).

     "Divestiture Documents" shall mean and include (i) the Spin-Off Documents,
(ii) the Merger Documents, (iii) the Retained Promissory Note, (iv) the Interim Guaranty and (v) such other documents relating to the Divestiture.

     "Divestiture Effective Date" shall have the meaning provided in the First Amendment.

     "Final Maturity Date" shall mean the fifth anniversary of the Divestiture Effective Date.

     "Interim Guaranty" shall mean the guaranty made by New AMETEK of the Retained Indebtedness for the benefit of the payee under the Retained Promissory Note.

     "Merger" shall mean the merger of the Borrower (as defined herein immediately prior to the assumption of the Obligations hereunder by New AMETEK pursuant to the Assumption Agreement) with and into Merger Sub on or within one day following the Divestiture Effective Date pursuant to, and in accordance with the terms of, the Merger Documents.

     "Merger Documents" shall mean and include (i) the Agreement and Plan of Merger, dated as of February 5, 1997, between the Borrower (as defined herein immediately prior to the assumption of the Obligations hereunder by New AMETEK), New AMETEK, Culligan and Merger Sub and (ii) such other documents entered into in connection with the Merger, in each case as in effect on the Divestiture Effective Date.

     "Merger Sub" shall mean Culligan Water Company, Inc., a Delaware corporation.

     "New AMETEK" shall mean AMETEK Aerospace Products, Inc., a Wholly-Owned Subsidiary of the Borrower, it being understood that on and after the execution and delivery of the Assumption Agreement, New Ametek shall be the "Borrower" for all purposes of this Agreement.

     "Retained Indebtedness" shall mean Indebtedness permitted by Section
8.03(s).

     "Retained Promissory Note" shall mean a promissory note in form and substance satisfactory to the payee thereunder and the Administrative Agent.

     "Spin-Off" shall have the meaning provided in Section 8.06(e).

     "Spin-Off Documents" shall mean and include (i) the Contribution Agreement,
(ii) a registration statement pursuant to which common stock of New AMETEK is registered under the Securities Act of 1933, as amended, and (iii) such other documents relating to the Spin-Off.

     10. Section 12.12(a) of the Credit Agreement is hereby amended by deleting the text "amend, modify or waive any provision of Section 3.03(b)" appearing in clause (ii) of the first proviso to said Section and inserting in lieu thereof the text "[intentionally deleted]".

III.  Miscellaneous.
      -------------

     1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Slovenian Acquisition Effective Date, both before and after giving effect to Part I of this Amendment;

          (b) on the Slovenian Acquisition Effective Date both before and after giving effect to Part I of this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects;

          (c) no Default or Event of Default exists as of the Divestiture Effective Date, both before and after giving effect to Part II of this Amendment; and

          (d) on the Divestiture Effective Date both before and after giving effect to Part II of this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. Part I of this Amendment shall become effective on the date (the "Slovenian Acquisition Effective Date") when the Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. Part II of this Amendment shall become effective on the date (the "Divestiture Effective Date") when each of the following conditions shall have been satisfied:

          (a) (v) there shall have been delivered to the Administrative Agent true and correct copies of all Divestiture Documents, certified as such by an officer of the Borrower, and all terms and conditions of the Divestiture Documents shall be in form and substance reasonably satisfactory to the Administrative Agent, (w) all Divestiture Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (x) the representations and warranties set forth in the Divestiture Documents shall be true and correct in all material respects as if made on and as of the Divestiture Effective Date, (y) each of the conditions precedent to the Borrower's and its Subsidiaries' obligations to consummate the Divestiture as set forth in the Divestiture Documents shall have been satisfied to the reasonable satisfaction of the Administrative Agent and the Required Banks or waived with the consent of the Administrative Agent and the Required Banks, and (z) each element of the Divestiture (other than the Merger) shall have been consummated in accordance with all applicable law and the relevant Divestiture Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Administrative Agent and the Required Banks);

          (b) (x) the Borrower shall have received sufficient consents from the holders of the Senior Notes to permit the Divestiture and to authorize the execution and delivery of an indenture supplement to the Senior Note Indenture (the "Indenture Supplement"), pursuant to which New AMETEK shall assume all obligations and liabilities of the Borrower under the Senior Notes and the Senior Note Indenture, (y) the Borrower, New AMETEK and the trustee under the Senior Note Indenture shall have duly executed and delivered the Indenture Supplement and all conditions to the effectiveness thereof shall have been satisfied and (z) the Indenture Supplement shall be in form and substance satisfactory to the Administrative Agent;

          (c) New AMETEK and the Borrower shall have duly authorized, executed and delivered to the Administrative Agent a counterpart of the Assumption Agreement;

          (d) the Administrative Agent shall have received true and correct copies of (i) the certificate of incorporation and by-laws of New AMETEK and (ii) the resolutions of the Borrower and New AMETEK approving the Divestiture (and, in the case of New AMETEK, the execution and delivery of the Assumption Agreement), in each case certified as such by an authorized officer of such Person, and the foregoing (including each such certificate of incorporation and by-laws) shall be acceptable to the Administrative Agent;

          (e) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by Part II of this Amendment and the Divestiture Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities;

          (f) all necessary and material governmental (domestic and foreign) and third party approvals in connection with the Divestiture and the transactions contemplated by Part II of this Amendment and otherwise referred to herein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Divestiture and the transactions contemplated by Part II of this Amendment. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Divestiture or the transactions contemplated by Part II of this Amendment;

          (g) on the Divestiture Effective Date, no actions, suits or proceedings by any entity (private or governmental) shall be pending or threatened (a) with respect to the Divestiture or the Credit Agreement or any documentation executed in connection therewith, or (b) which the Administrative Agent or the Required Banks shall determine could have a materially adverse effect on (i) the Divestiture, (ii) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (iii) the rights or remedies of the Banks hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder or under any other Credit Document;

          (h) the Administrative Agent shall have received a certificate, dated the Divestiture Effective Date and signed on behalf of the Borrower by an appropriate officer of the Borrower, stating all of the conditions in clauses (a), (b), (c), (d), (e), (f) and (g) of this Part III, Section 6 have been satisfied on such date;

          (i) the Administrative Agent shall have received for the account of each Bank the appropriate Note executed by New AMETEK, in the amount, maturity and as otherwise provided in Section 1.06 of the Credit Agreement;

          (j) the Borrower shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due; and

          (k)  the Slovenian Acquisition Effective Date has occurred.

          7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Subsidiary Guaranties in accordance with the terms and provisions thereof.

          8. From and after the Slovenian Acquisition Effective Date, all references to the Credit Agreement in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as amended by Part I of this Amendment.

          9. From and after the Divestiture Effective Date, all references to the Credit Agreement in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as amended by
Part II of this Amendment.

                            *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                           AMETEK, INC.


                           By  /s/ Deirdre D. Saunders
                             ---------------------------
                             Name:  Deirdre D. Saunders
                             Title:  Treasurer & Assistant Secretary


                           THE CHASE MANHATTAN BANK,
                           Individually and as Administrative Agent


                           By  /s/ Carol A. Ulmer
                             ----------------------
                             Name:  Carol A. Ulmer
                             Title:  Vice President


                           BANK OF MONTREAL,
                           Individually and as a Co-Agent


                           By  /s/ Kanu Modi
                             -----------------
                             Name:  Kanu Modi
                             Title:  Director


                           CORESTATES BANK, N.A.,
                           Individually and as a Co-Agent


                           By  /s/ Robert Cordell
                             ----------------------
                             Name:  Robert Cordell
                             Title:  Vice President

                           PNC BANK, NATIONAL ASSOCIATION,
                           Individually and as a Co-Agent


                           By  /s/ Victoria Randolph Ziff
                             ------------------------------
                             Name:  Victoria Randolph Ziff
                             Title:  Vice President/Senior Relationship
                                          Manager


                           BANK OF AMERICA ILLINOIS,
                           Individually and as a Co-Agent


                           By  /s/ John W. Pocalyko
                             ------------------------
                             Name:  John W. Pocalyko
                             Title:  Vice President


                           ABN AMRO BANK N.V., NEW YORK
                           BRANCH


                           By  /s/ Nancy W. Lanzoni
                             ----------------------
                             Name:  Nancy W. Lanzoni
                             Title:  Group Vice President


                           By  /s/ Thomas T. Rogers
                             ------------------------
                             Name:  Thomas T. Rogers
                             Title:  Assistant Vice President


                           MELLON BANK, N.A.


                           By  /s/ Gilbert B. Matee
                             ------------------------
                             Name:  Gilbert B. Matee
                             Title:  Vice President

                           SOCIETE GENERALE


                           By  /s/ Gordon Saint-Denis
                             --------------------------
                             Name:  Gordon Saint-Denis
                             Title:  Vice President


                           CARIPLO-CASSA DI RISPARMIO DELLE
                           PROVINCIE LOMBARDE S.P.A.

                           By  /s/ Anthony F. Giobbi    /s/ Barbara Eppolito
                             -----------------------------------------------
                             Name:  Anthony F. Giobbi     Barbara Eppolito
                             Title:  Vice President       Asst. Vice President


                           THE YASUDA TRUST AND BANKING CO., LTD., NY BRANCH


                           By  /s/ Rohn Laudenschlager
                             ---------------------------
                             Name:  Rohn Laudenschlager
                             Title:  Senior Vice President

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Part III, Sections 7, 8 and 9 thereof).


                           AMESPACE, INC.


                           By /s/ Deirdre D. Saunders
                             --------------------------
                             Title: Treasurer


                           AMETEK AEROSPACE PRODUCTS, INC.


                           By /s/ Deirdre D. Saunders
                             --------------------------
                             Title: Treasurer


                           EMA CORPORATION


                           By /s/ Deirdre D. Saunders
                             --------------------------
                             Title: Treasurer

                                                                       EXHIBIT A
                                                                       ---------



                              ASSUMPTION AGREEMENT
                              --------------------



          ASSUMPTION AGREEMENT (this "Assumption Agreement"), dated as of _________, 1997, among AMETEK Aerospace Products, Inc. ("New AMETEK"), a Delaware corporation, AMETEK, Inc. ("AMETEK"), a Delaware corporation, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") for the Banks referred to below. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used as so defined.



                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, AMETEK, various financial institutions (the "Banks") and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, AMETEK, all as contemplated therein;

          WHEREAS, in connection with the Divestiture, New AMETEK intends to assume all rights, obligations, duties and liabilities of AMETEK under the Credit Agreement; and

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that New AMETEK assumes all of AMETEK's rights, obligations, duties and liabilities under the Credit Agreement;

          NOW, THEREFORE, it is agreed:


          1. By executing and delivering this Assumption Agreement, New AMETEK hereby becomes a party to the Credit Agreement as the "Borrower" thereunder, and hereby expressly assumes all rights, obligations, duties and liabilities of AMETEK under the Credit Agreement and the other Credit Documents. Upon the effectiveness of this Assumption Agreement, (i) all references in the Credit Agreement to the "Borrower" shall be deemed to be references to New AMETEK and
(ii) AMETEK shall be released from all its rights, obligations, duties and liabilities under the Credit Agreement and the other Credit Documents.

          2. To induce the Administrative Agent to enter into this Assumption Agreement, New AMETEK hereby represents, warrants and agrees as follows:

          a) on the date hereof and after giving effect to New AMETEK's execution and delivery of this Assumption Agreement, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and

          b) on and after the date hereof, New AMETEK will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of the "Borrower" under the Credit Agreement and all of its obligations under any other Credit Document executed and delivered by the "Borrower".

          3. This Assumption Agreement shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Administrative Agent.

          4. This Assumption Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with New AMETEK and the Administrative Agent.

          5. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Assumption Agreement to be duly executed and delivered as the date first above written.


                                   AMETEK, INC.


                                   By
                                     -----------------------------
                                      Name:
                                      Title:


                                   AMETEK AEROSPACE PRODUCTS, INC.


                                   By
                                     -----------------------------
                                      Name:
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent


                                   By
                                     -----------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE I
                                                                      ----------


                                     PART A

                                  COMMITMENTS
                                  -----------


     Bank                                 Commitment
     ----                                 ----------
The Chase Manhattan Bank                  $ 27,500,000

Bank of Montreal                            25,000,000

Corestates Bank, N.A.                       25,000,000

PNC Bank, National Association              25,000,000

Bank of America                             25,000,000

ABN AMRO Bank                               15,000,000

Mellon Bank, N.A.                           15,000,000

Societe Generale                            15,000,000

CARIPLO-Cassa di Risparmio Delle            12,500,000
 Provincie Lombarde

The Yasuda Trust and Banking Co., Ltd.      10,000,000
 NY Branch

     Total                                ============
                                          $195,000,000